UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21842
                                                    -----------

                   First Trust Strategic High Income Fund II
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2015
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                                   STRATEGIC
                                  HIGH INCOME
                                 FUND II (FHY)

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2015

                          FIRST TRUST       BROOKFIELD

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  15
Statement of Operations.....................................................  16
Statements of Changes in Net Assets.........................................  17
Statement of Cash Flows.....................................................  18
Financial Highlights........................................................  19
Notes to Financial Statements...............................................  20
Report of Independent Registered Public Accounting Firm.....................  27
Additional Information......................................................  28
Board of Trustees and Officers..............................................  34
Privacy Policy..............................................................  36

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's web page at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY) ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO

                                OCTOBER 31, 2015

Dear Shareholders:

Thank you for your investment in First Trust Strategic High Income Fund II (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                 "AT A GLANCE"
                       AS OF OCTOBER 31, 2015 (UNAUDITED)

---------------------------------------------------------------------------
 FUND STATISTICS
---------------------------------------------------------------------------
 Symbol on New York Stock Exchange                                      FHY
 Common Share Price                                                  $12.21
 Common Share Net Asset Value ("NAV")                                $14.15
 Premium (Discount) to NAV                                           (13.71)%
 Net Assets Applicable to Common Shares                        $119,296,029
 Current Monthly Distribution per Common Share (1)                    $0.11
 Current Annualized Distribution per Common Share                     $1.32
 Current Distribution Rate on Closing Common Share Price (2)          10.81%
 Current Distribution Rate on NAV (2)                                  9.33%

---------------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
---------------------------------------------------------------------------
             Common Share Price                 NAV
10/14              15.60                       16.64
                   15.30                       16.51
                   15.25                       16.49
                   15.26                       16.36
11/14              15.36                       16.33
                   14.83                       15.97
                   14.05                       15.43
                   14.35                       15.75
12/14              14.51                       15.85
                   14.54                       15.73
                   14.47                       15.73
                   14.37                       15.65
                   14.34                       15.70
1/15               14.43                       15.73
                   14.37                       15.79
                   14.48                       15.87
                   14.48                       15.93
2/15               14.56                       16.02
                   14.33                       15.86
                   14.27                       15.77
                   14.30                       15.78
3/15               14.19                       15.82
                   14.12                       15.71
                   14.09                       15.82
                   14.15                       15.85
4/15               14.24                       15.90
                   14.14                       15.81
                   14.05                       15.84
                   14.05                       15.85
                   13.91                       15.84
5/15               13.91                       15.81
                   13.56                       15.54
                   13.37                       15.52
                   13.42                       15.52
6/15               13.15                       15.49
                   13.22                       15.33
                   13.08                       15.25
                   13.03                       15.30
7/15               12.60                       15.07
                   12.76                       15.11
                   12.47                       14.87
                   12.33                       14.73
                   12.15                       14.55
8/15               12.17                       14.58
                   12.07                       14.48
                   12.07                       14.55
                   12.12                       14.42
9/15               11.84                       14.11
                   11.34                       13.67
                   11.96                       14.10
                   12.03                       14.14
                   12.17                       14.23
10/15              12.21                       14.15



-------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------
                                                                   Average Annual Total Return
                                                              -----------------------------------
                                             1 Year Ended     5 Years Ended  Inception (3/28/06)
                                               10/31/15         10/31/15        to 10/31/15
FUND PERFORMANCE (3)
NAV                                            -6.04%            7.66%             -2.40%
Market Value                                  -13.52%            6.45%             -4.35%

INDEX PERFORMANCE
Barclays Capital Ba U.S. High Yield Index       1.20%            6.60%              7.95%
BofA Merrill Lynch U.S. High Yield
   Master II Index                             -2.05%            6.00%              7.32%
-------------------------------------------------------------------------------------------------


--------------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                       INVESTMENTS
--------------------------------------------------------

Corporate Bonds and Notes                     77.5%
Foreign Corporate Bonds and Notes              8.5
Residential Mortgage-Backed Securities         5.1
Manufactured Housing Loans                     3.8
Senior Floating-Rate Loan Interests            2.8
Equity                                         1.5
Commercial Mortgage-Backed Securities          0.8
Collateralized Debt Obligations                0.0*
--------------------------------------------------------
                                     Total   100.0%
                                             ======
* Amount is less than 0.1%


--------------------------------------------------------
                                             % OF TOTAL
                                            FIXED-INCOME
CREDIT QUALITY (4)                          INVESTMENTS
--------------------------------------------------------
AAA                                            0.6%
BBB-                                           3.5
BB+                                            6.9
BB                                            21.5
BB-                                           14.8
B+                                             9.1
B                                             15.3
B-                                            10.0
CCC+                                           7.7
CCC                                            3.3
CCC-                                           0.5
CC                                             1.6
C                                              2.1
D                                              0.4
NR                                             2.7
--------------------------------------------------------
                                     Total   100.0%
                                             =====


(1) Most recent distribution paid or declared through 10/31/2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not rated.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2015


                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. (the "Sub-Advisor") is a registered investment advisor providing public securities strategies including global listed real estate and infrastructure equities as well as corporate credit and securitized credit. With over $17 billion of assets under management as of September 30, 2015, the Sub-Advisor manages institutional separate accounts, registered funds and other investment products for clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. Headquartered in New York, NY, the Sub-Advisor and its affiliates also maintain offices in Boston, Chicago, London and Toronto.

The Sub-Advisor is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc., a leading global alternative asset manager with over $200 billion of assets under management as of September 30, 2015.

                           PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA - MANAGING DIRECTOR

ANTHONY BREAKS, CFA - SENIOR DIRECTOR

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND II

The primary investment objective of the First Trust Strategic High Income Fund II (the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below investment-grade and investment-grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

High Yield

Weakness in oil and natural gas prices dominated the investment landscape this fiscal year. While initially it appeared that lower prices were a function of greater production in the United States, coupled with a refusal by OPEC (Organization of the Petroleum Exporting Countries) to trim production, it turned out more was involved. Commodity price weakness spread to coal, iron ore, steel, and other metals. A key driver to these price declines was lower demand from China, as its economic growth slowed. In addition to concerns about commodity prices, markets also grew increasingly worried about the probability and timing of interest rate increases by the U.S. Federal Reserve (the "Fed"). While typically interest rates are rising at this point in an economic recovery, the Fed has yet to significantly increase rates because of lingering concerns over global economic growth, subdued inflation and outright deflation in the commodity sector.

For the 12-month period ended October 31, 2015, the high-yield market produced a total return of -2.05%, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index. The equity market, as measured by the S&P 500(R) Index, returned 5.20%, as investor concern increased. Volatility, as measured by the CBOE Volatility Index ("VIX"), and an indicator of investor concern, briefly touched 50 in August before settling back to a more normal 15 at the end of the period. Surprising many investors, U.S. Treasury interest rates fell from 2.34% at the start of the period to 2.14% as of October 31, 2015. The negative performance in the high-yield bond market was led by lower quality bonds, in addition to securities in the oil and gas exploration and production ("E&P") industry and in the mining industry, where credit challenges increased from lower revenues and lower pricing.

Amid pressure in the energy and coal sectors, the default rate for leveraged companies increased to 2.3%. While this is higher than investors have seen in some time, it remains subdued compared to long-term averages. Approximately 76% of defaults in 2015 have been in the energy and coal sectors according to JPMorgan as of October 1, 2015. By the close of the Fund's fiscal year, the upgrade to downgrade ratio had fallen below one, totaling 0.94, indicating rating agencies were downgrading slightly more credits than they were upgrading. This trend reflected a modest deterioration in overall credit quality.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

We remain cautiously optimistic about the outlook for high-yield credit. The negatives are well telegraphed to investors; commodity price weakness is causing credit pressure in the natural resource sectors, most notably oil and gas E&P, mining companies, and some forest products companies. The end of the Fund's fiscal year saw some weakness in the telecommunications sector, which could represent credit distress contagion in the high-yield market. However, in our view, it most likely reflects a surprise downgrade of several telecommunication issuers by rating agencies for company specific reasons.

The combination of lower prices in the high-yield bond market, coupled with lower Treasury interest rates, has resulted in wide yield spreads. Toward the end of the period, spreads were beginning to approach the level which would suggest a recession, an event we do not believe is likely in the near-term. In our view, the majority of market distress is a result of global investor concern over the pace of global economic growth (as contrasted with U.S. economic growth, which remains stable), the timing and pace of any Fed tightening, as well as the potential for policy errors by worldwide central banks, particularly China. While we believe higher defaults are likely in the natural resource sector of the high-yield bond market, credit conditions in the remaining part of the market remain positive, and it is difficult to envision the overall default rate approaching normal recessionary levels. Therefore, we believe the market is somewhat oversold, and could represent an attractive value for patient investors.

Securitized Products

Residential delinquency rates have continued to decline. According to the Mortgage Bankers Association, the total delinquency rate as of the second quarter of 2015 was 5.30%. The delinquency rate decreased for the seventh consecutive quarter and reached the lowest level since the third quarter of 2007. This level is down nearly 50% from the peak of 2010 and Commercial Mortgage-Backed Securities' ("CMBS") delinquency rates are also down, now 5.3%, according to Trepp, which is half of the 10.6% peak seen in 2012. Interestingly, the residential delinquency and the commercial delinquency are at about the same level, and declining apace.

Residential mortgage credit provisions remain quite limited due to regulatory obstacles. Outside of Agency guaranteed mortgage instruments, there has been little Mortgage-Backed Securities ("MBS") issuance. With the upcoming implementation of new mortgage disclosure requirements, we believe origination is likely to slow down, as banks and lenders acclimatize to the new rules. Most mainstream mortgage loans continue to find a home on bank balance sheets, given the preferential regulatory treatment for cleaner, larger balance mortgage loans.

The Fund has a significant allocation to securitizations of seasoned residential credit, in particular to Subprime Residential Mortgage-Backed Securities ("RMBS"). These borrowers are historically among the weakest in terms of credit by credit score and delinquency, although they benefit the most from the improving job market, higher home prices and lower gas prices. Having survived the crisis, the remaining pool of loans is showing steady improvement and we are now seeing an increase in loan prepayments, which greatly benefit this type of security. The Fund also has a material allocation to seasoned manufactured housing asset-backed securities ("ABS"). These securities are over a decade seasoned and demonstrating stable performance at attractive yields and income levels.

The commercial real estate market is quite different than the residential market. While residential real estate and the U.S. consumer are now stabilizing after deleveraging, commercial real estate is already well into a re-leveraging cycle. Credit is readily available for commercial properties and access to credit is expanding along with the allowed loan-to-value ratio and debt-to-income ratio. The RCA Commercial Property Price Index, tracking major markets across the United States, shows a significant 15% increase year-over-year, after printing the same increase last year.

The influx of foreign money for commercial real estate in top-tier markets has been tremendous, pushing these markets well above the pre-crisis peak in prices. We believe this trend may continue, given the strength of the U.S. dollar, however the offset is that a great amount of real estate capital came from sovereign wealth funds that swelled when oil prices were over $100. With lower oil prices, these capital flows may be lower. Given this backdrop for CMBS, we have allowed the Fund's allocation to run lower and as of October 31, 2015, had just one seasoned holding.

Over the past year, the interest rate curve, as measured by the difference between the two-year U.S. Treasury and the 10-year U.S. Treasury, has flattened by approximately 45 basis points. With the U.S. 10-year yield reaching 2.14% in October, interest rates are back to the lower end of the market's expected range.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

Outlook

We expect to see the Fed raising short-term interest rates at a measured pace but for long-term rates to rise more slowly. We also expect that good, although not great, economic data and a strong U.S. dollar are likely to restrain both the pace of Fed increases and rise of long-term yields. For floating-rate indexed bonds, the continued delay of rate increases has decreased realized income for the time being.

We continue to adopt a methodical approach to adding securities and adjusting the Fund's exposure to benefit from market conditions and believe the Fund's scale within the market is appropriate to capture security-specific opportunities. We believe the Fund's holdings will continue to benefit from solid fundamental improvements playing their way through loan performance and cash flows in both the commercial and residential mortgage markets.

PERFORMANCE ANALYSIS

For the 12-month period ended October 31, 2015, the Fund had a total return1 of -6.04% based on net asset value ("NAV"). For the period, the Fund traded from a discount to NAV of -6.25% to a discount to NAV of -13.71%, resulting in a total return of -13.52%, based on market price.

The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 1.20% for the 12-month period ended October 31, 2015. While the benchmark contains mostly corporate debt, it is important to note that the Fund maintained exposure to structured finance and mortgage-related securities during the period.

An important factor impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the use of bank borrowings. As of October 31, 2015, the Fund's leverage was approximately 28.8% of managed assets. The use of leverage detracted from performance during the period. The Fund may utilize leverage in an amount up to 33.33% of Managed Assets. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and capital growth for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of the valuation changes on Common Share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund are rising generally.

Contributors to relative performance over the reporting period included the Fund's allocation to the leisure and healthcare sectors, as well as the Fund's holdings in shorter duration securities. The Fund is overweight smaller-sized issues, which contributed to performance by insulating the Fund from mutual fund-related selling.

Detractors from performance included the Fund's overweight in the basic industry sector, where the Fund's holdings of bonds in the coal sector underperformed. Additionally, the Fund's holdings in the energy sector detracted from performance due to weakness in oil and gas prices. The Fund also saw underperformance from its credit weighting, due to an overweight in the underperforming CCC rated securities.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on October 31, 2015 and subject to change based on subsequent developments.

-----------------------------

1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2015

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY        VALUE
----------------   ----------------------------------------------     ---------    ------------   ------------
CORPORATE BONDS AND NOTES - 103.5%
                   AUTOMOTIVE - 5.1%
$      1,275,000   American Axle & Manufacturing, Inc. (a)......        6.25%        03/15/21     $  1,340,344
       1,050,000   American Axle & Manufacturing, Inc. (a)......        6.63%        10/15/22        1,120,875
       1,750,000   FCA US LLC/CG Co-Issuer, Inc. (a)............        8.25%        06/15/21        1,876,875
       1,500,000   Ford Motor Co. (a)...........................        6.50%        08/01/18        1,673,880
                                                                                                  ------------
                                                                                                     6,011,974
                                                                                                  ------------
                   BASIC INDUSTRY - 5.9%
       3,275,000   Arch Coal, Inc. (a)..........................        7.25%        06/15/21          104,391
         775,000   Hexion, Inc..................................        8.88%        02/01/18          596,750
       2,450,000   Hexion, Inc. (a).............................        9.00%        11/15/20        1,310,750
         500,000   Ply Gem Industries, Inc......................        6.50%        02/01/22          489,375
       2,100,000   Pulte Group, Inc. (a)........................        6.38%        05/15/33        2,175,600
       2,100,000   USG Corp. (a) (b)............................        9.75%        01/15/18        2,367,750
                                                                                                  ------------
                                                                                                     7,044,616
                                                                                                  ------------
                   CAPITAL GOODS - 5.3%
       1,700,000   Crown Cork & Seal Co., Inc. (a)..............        7.38%        12/15/26        1,863,625
       2,175,000   H&E Equipment Services, Inc. (a).............        7.00%        09/01/22        2,218,500
         650,000   Terex Corp...................................        6.50%        04/01/20          658,125
       1,625,000   Terex Corp. (a)..............................        6.00%        05/15/21        1,617,200
                                                                                                  ------------
                                                                                                     6,357,450
                                                                                                  ------------
                   CONSUMER GOODS - 7.5%
       2,000,000   ACCO Brands Corp. (a)........................        6.75%        04/30/20        2,140,000
       1,775,000   L Brands, Inc. (a)...........................        7.60%        07/15/37        1,943,625
       1,800,000   New Albertsons, Inc. (a).....................        7.75%        06/15/26        1,782,000
       1,850,000   Post Holdings, Inc. (a)......................        7.38%        02/15/22        1,956,097
       1,900,000   Roundy's Supermarkets, Inc. (a) (c)..........       10.25%        12/15/20        1,068,750
                                                                                                  ------------
                                                                                                     8,890,472
                                                                                                  ------------
                   ENERGY - 22.8%
       2,100,000   Atlas Pipeline Partners LP/Atlas Pipeline
                      Finance Corp. (a) (d).....................       .5.88%        08/01/23        2,044,875
       2,200,000   Blue Racer Midstream LLC/Blue Racer Finance
                      Corp. (e).................................        6.13%        11/15/22        2,068,000
       1,750,000   Breitburn Energy Partners LP/Breitburn
                      Finance Corp. (a) (d).....................       .8.63%        10/15/20          787,675
         250,000   Breitburn Energy Partners LP/Breitburn
                      Finance Corp. (a) (d).....................       .7.88%        04/15/22           95,000
       1,925,000   Calfrac Holdings L.P. (a) (e)................        7.50%        12/01/20        1,102,063
       2,300,000   Chesapeake Energy Corp.......................        4.88%        04/15/22        1,437,500
       2,075,000   EP Energy LLC / Everest Acquisition Finance
                      Inc.......................................        6.38%        06/15/23        1,582,187
       2,410,000   EV Energy Partners LP/EV Energy Finance
                      Corp. (a).................................        8.00%        04/15/19        1,687,000
       1,850,000   Ferrellgas Partners LP/Ferrellgas Partners
                      Finance Corp. (a).........................        8.63%        06/15/20        1,845,375
       2,325,000   Global Partners LP/GLP Finance Corp. (a).....        6.25%        07/15/22        2,150,625
       1,000,000   ION Geophysical Corp. (d)....................        8.13%        05/15/18          585,000
         950,000   Linn Energy LLC/Linn Energy Finance
                      Corp. (a).................................        8.63%        04/15/20          251,750
         800,000   Linn Energy LLC/Linn Energy Finance Corp.....        7.75%        02/01/21          188,000
       1,900,000   Markwest Energy Partners LP / Markwest
                      Energy Finance Corp.......................        4.88%        12/01/24        1,802,625


Page 6                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY        VALUE
----------------   ----------------------------------------------     ---------    ------------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
                   ENERGY (CONTINUED)
$      2,200,000   NRG Energy, Inc. (a).........................        6.25%        07/15/22     $  2,035,000
       2,250,000   NRG Yield Operating, LLC (a).................        5.38%        08/15/24        2,070,000
       1,275,000   Pioneer Natural Resources Co. (a)............        6.65%        03/15/17        1,345,122
       1,550,000   Suburban Propane Partners LP/Suburban
                      Energy Finance Corp.......................        7.38%        08/01/21        1,635,250
       2,200,000   Tesoro Logistics LP/Tesoro Logistics
                      Finance Corp. (a).........................        6.13%        10/15/21        2,299,000
         415,000   W&T Offshore, Inc............................        8.50%        06/15/19          188,825
                                                                                                  ------------
                                                                                                    27,200,872
                                                                                                  ------------
                   HEALTHCARE - 7.4%
       1,925,000   CHS/Community Health Systems, Inc. (a).......        7.13%        07/15/20        1,982,750
         675,000   CHS/Community Health Systems, Inc............        6.88%        02/01/22          683,438
         150,000   DJO Finco, Inc./DJO Finance LLC/DJO
                      Finance Corp. (e).........................        8.13%        06/15/21          149,250
       1,750,000   HCA, Inc. (a)................................        8.00%        10/01/18        1,990,625
       1,000,000   HCA, Inc. (a)................................        5.88%        05/01/23        1,065,000
         438,000   inVentiv Health, Inc.........................       11.00%        08/15/18          418,016
         682,025   inVentiv Health, Inc. (e) (f)................       10.00%        08/15/18          678,615
       2,000,000   Kindred Healthcare, Inc. (a).................        6.38%        04/15/22        1,897,500
                                                                                                  ------------
                                                                                                     8,865,194
                                                                                                  ------------
                   LEISURE - 9.3%
       2,000,000   Boyd Gaming Corp. (a)........................        9.00%        07/01/20        2,165,000
       1,800,000   Cedar Fair L.P./Canada's Wonderland Co./
                      Magnum Management Corp. (a)...............        5.25%        03/15/21        1,885,500
       1,950,000   Chester Downs & Marina LLC (a) (c)...........        9.25%        02/01/20        1,472,250
       2,450,000   GLP Capital LP/GLP Financing II, Inc. (a)....        5.38%        11/01/23        2,485,819
       1,300,000   MGM Resorts International (a)................        7.63%        01/15/17        1,386,021
       1,725,000   Palace Entertainment Holdings LLC/Palace
                      Entertainment Holdings Corp. (a) (e)......        8.88%        04/15/17        1,676,484
                                                                                                  ------------
                                                                                                    11,071,074
                                                                                                  ------------
                   MEDIA - 10.3%
       2,550,000   CCO Holdings LLC/CCO Holdings Capital
                      Corp. (a).................................        5.75%        01/15/24        2,594,625
       1,875,000   Cumulus Media Holdings, Inc. (a).............        7.75%        05/01/19        1,253,906
       1,700,000   iHeartCommunications, Inc. (a)...............        9.00%        03/01/21        1,404,625
       2,225,000   Lamar Media Corp. (a)........................        5.38%        01/15/24        2,319,563
       1,750,000   Mediacom Broadband LLC/Mediacom Broadband
                      Corp. (a).................................        6.38%        04/01/23        1,697,500
       1,250,000   National Cinemedia LLC.......................        6.00%        04/15/22        1,307,750
       1,625,000   Neptune Finco Corp. (e)......................       10.88%        10/15/25        1,738,750
                                                                                                  ------------
                                                                                                    12,316,719
                                                                                                  ------------
                   SERVICES - 6.1%
       1,000,000   Avis Budget Car Rental LLC/Avis Budget
                      Finance, Inc. (a).........................        5.50%        04/01/23        1,040,000
       1,850,000   Casella Waste Systems, Inc. (a)..............        7.75%        02/15/19        1,887,000
         950,000   Jurassic Holdings III (c)....................        6.88%        02/15/21          688,750
       1,000,000   Sotheby's (e)................................        5.25%        10/01/22          975,000
         369,000   United Rentals North America, Inc............        8.25%        02/01/21          390,218


                    See Notes to Financial Statements                     Page 7

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY        VALUE
----------------   ----------------------------------------------     ---------    ------------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
                   SERVICES (CONTINUED)
$        900,000   United Rentals North America, Inc. (a).......        7.63%        04/15/22     $    981,099
       1,325,000   United Rentals North America, Inc............        5.75%        11/15/24        1,351,500
                                                                                                  ------------
                                                                                                     7,313,567
                                                                                                  ------------
                   TECHNOLOGY & ELECTRONICS - 2.9%
       1,700,000   CyrusOne LP/CyrusOne Finance Corp............        6.38%        11/15/22        1,759,500
       1,570,000   First Data Corp. (a).........................       11.25%        01/15/21        1,739,089
                                                                                                  ------------
                                                                                                     3,498,589
                                                                                                  ------------
                   TELECOMMUNICATIONS - 15.8%
       2,000,000   Centurylink, Inc. (a)........................        7.65%        03/15/42        1,720,000
       1,200,000   FairPoint Communications, Inc. (a) (e).......        8.75%        08/15/19        1,240,500
       1,925,000   Frontier Communications Corp. (a)............        7.13%        01/15/23        1,727,688
       1,725,000   Frontier Communications Corp. (e)............       11.00%        09/15/25        1,812,319
       2,800,000   Level 3 Financing, Inc. (e)..................        5.38%        05/01/25        2,817,500
         500,000   Qwest Capital Funding, Inc...................        6.88%        07/15/28          435,000
       2,750,000   SBA Communications Corp. (a).................        4.88%        07/15/22        2,822,050
       1,875,000   T-Mobile USA, Inc. (a).......................        6.63%        04/01/23        1,920,112
       2,950,000   Windstream Corp. (a).........................        7.50%        06/01/22        2,463,250
       1,850,000   Zayo Group LLC/Zayo Capital, Inc. (a) (e)....        6.00%        04/01/23        1,890,700
                                                                                                  ------------
                                                                                                    18,849,119
                                                                                                  ------------
                   TRANSPORTATION - 1.5%
       1,800,000   Watco Cos. LLC/Watco Finance Corp. (a) (c)...        6.38%        04/01/23        1,809,000
                                                                                                  ------------
                   UTILITY - 3.6%
       2,350,000   AES Corp. (a)................................        4.88%        05/15/23        2,191,375
       2,225,000   TerraForm Power Operating LLC (e)............        5.88%        02/01/23        2,063,688
                                                                                                  ------------
                                                                                                     4,255,063
                                                                                                  ------------
                   TOTAL CORPORATE BONDS AND NOTES.............................................    123,483,709
                   (Cost $135,010,848)                                                            ------------


   PRINCIPAL
     VALUE
    (LOCAL                                                             STATED         STATED         VALUE
   CURRENCY)                        DESCRIPTION                        COUPON        MATURITY     (US DOLLARS)
----------------   ----------------------------------------------     ---------    ------------   ------------
FOREIGN CORPORATE BONDS AND NOTES - 11.4%
                   BASIC INDUSTRY - 2.0%
       1,000,000   Cascades, Inc. (USD) (a) (e).................        5.50%        07/15/22          976,250
       1,150,000   FMG Resources (August 2006) Pty Ltd.
                      (USD) (a) (e).............................        6.88%        04/01/22          828,000
         875,000   Millar Western Forest Products Ltd.
                      (USD) (d).................................        8.50%        04/01/21          564,375
                                                                                                  ------------
                                                                                                     2,368,625
                                                                                                  ------------
                   CAPITAL GOODS - 1.7%
       2,000,000   Ardagh Packaging Finance PLC/Ardagh
                      Holdings USA, Inc. (USD) (a) (e)..........        6.75%        01/31/21        2,060,000
                                                                                                  ------------
                   ENERGY - 3.5%
       1,800,000   LBC Tank Terminals Holding Netherlands BV
                      (USD) (c).................................        6.88%        05/15/23        1,854,000
         645,000   Precision Drilling Corp. (USD)...............        6.63%        11/15/20          578,081


Page 8                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

   PRINCIPAL
     VALUE
    (LOCAL                                                             STATED         STATED         VALUE
   CURRENCY)                        DESCRIPTION                        COUPON        MATURITY     (US DOLLARS)
----------------   ----------------------------------------------     ---------    ------------   ------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)
                   ENERGY (CONTINUED)
       1,750,000   Puma International Financing S.A.
                      (USD) (e).................................        6.75%        02/01/21     $  1,778,035
                                                                                                  ------------
                                                                                                     4,210,116
                                                                                                  ------------
                   TELECOMMUNICATIONS - 1.8%
       2,450,000   Intelsat Luxembourg S.A. (USD) (a)...........        7.75%        06/01/21        1,457,750
         700,000   Wind Acquisition Finance S.A. (USD) (e)......        7.38%        04/23/21          707,000
                                                                                                  ------------
                                                                                                     2,164,750
                                                                                                  ------------
                   TRANSPORTATION - 2.4%
       1,550,000   Dynagas LNG Partners LP/Dynagas Finance,
                      Inc. (USD) (a) (d)........................        6.25%        10/30/19        1,247,750
       2,000,000   Teekay Offshore Partners LP/Teekay Offshore
                      Finance Corp. (USD) (a)...................        6.00%        07/30/19        1,555,000
                                                                                                  ------------
                                                                                                     2,802,750
                                                                                                  ------------
                   TOTAL FOREIGN CORPORATE BONDS AND NOTES.....................................     13,606,241
                   (Cost $16,146,617)                                                             ------------


   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY        VALUE
----------------   ----------------------------------------------     ---------    ------------   ------------
MORTGAGE-BACKED SECURITIES - 7.8%
                   COLLATERALIZED MORTGAGE OBLIGATIONS - 6.8%
                   Citicorp Mortgage Securities, Inc.
$      1,409,033      Series 2007-2, Class 1A3..................        6.00%        02/01/37        1,458,219
                   Countrywide Alternative Loan Trust
         137,933      Series 2007-11T1, Class A37 (d) (g).......       38.84%        05/25/37          294,822
         952,268      Series 2007-OA3, Class 1A1 (g)............        0.34%        04/25/47          806,121
                   Countrywide Home Loan Mortgage Pass-Through
                      Trust
         161,106      Series 2006-21, Class A8..................        5.75%        02/01/37          153,402
                   Home Equity Asset Trust
       1,190,000      Series 2006-4, Class 2A4 (g)..............        0.48%        08/25/36        1,020,159
       1,261,000      Series 2006-7, Class 2A3 (g)..............        0.35%        01/25/37          993,002
                   Nomura Resecuritization Trust
       2,699,371      Series 2014-1R, Class 2A11 (e) (g)........        0.34%        02/26/37        1,422,447
                   Residential Accredit Loans, Inc.
         141,003      Series 2007-Q56, Class A2 (g).............       53.94%        04/25/37          331,439
                   Securitized Asset Backed Receivables LLC
       1,245,509      Trust Series 2007, Class BR4 (g)..........        0.40%        05/25/37          784,855
                   Washington Mutual Alternative Mortgage
                      Pass-Through Certificates
          42,792      Series 2007-5, Class A11 (d) (g)..........       38.30%        06/25/37           98,416
                   Wells Fargo Mortgage Backed Securities Trust
         548,188      Series 2006-8, Class A15..................        6.00%        07/01/36          554,364
         223,318      Series 2007-8, Class 2A2..................        6.00%        07/01/37          220,379
                                                                                                  ------------
                                                                                                     8,137,625
                                                                                                  ------------


                      See Notes to Financial Statements                   Page 9

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY        VALUE
----------------   ----------------------------------------------     ---------    ------------   ------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                   COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
                   Greenwich Capital Commercial Funding Corp.
$      1,180,000      Series 2007-GG11, Class AJ (g)............        6.25%        12/01/49     $  1,210,392
                                                                                                  ------------
                   TOTAL MORTGAGE-BACKED SECURITIES............................................      9,348,017
                   (Cost $8,289,522)                                                              ------------

ASSET-BACKED SECURITIES - 5.1%

                   Ace Securities Corp.
         860,167      Series 2003-MH1, Class A4 (e).............        6.50%        08/01/30          953,507
                   BankAmerica Manufactured Housing Contract
                      Trust II
       2,300,000      Series 1997-1, Class B1...................        6.94%        06/10/21        2,899,509
                   Bombardier Capital Mortgage Securitization
                      Corp.
         266,808      Series 1999-B, Class A1B (d)..............        6.61%        12/01/29          131,944
                   Citigroup Mortgage Loan Trust, Inc.
       2,301,000      Series 2003-HE3, Class M4 (g).............        3.20%        12/25/33        1,175,217
                   Green Tree Financial Corp.
          63,905      Series 1997-4, Class B1 (d)...............        7.23%        02/15/29            4,430
         661,596      Series 1998-4, Class M1...................        6.83%        04/01/30          444,356
       1,008,112      Series 1999-3, Class M1 (d)...............        6.96%        02/01/31          102,807
                   GSAMP Trust
       2,881,439      Series 2006-S5, Class A1 (d) (g)..........        0.38%        09/25/36           74,179
                   Oakwood Mortgage Investors, Inc.
         687,669      Series 1999-B, Class M1 (d)...............        7.18%        12/01/26          251,072
                                                                                                  ------------
                   TOTAL ASSET-BACKED SECURITIES...............................................      6,037,021
                   (Cost $4,776,318)                                                              ------------

SENIOR FLOATING-RATE LOAN INTERESTS - 3.7%

                   CONSUMER GOODS - 0.4%
         531,707   Roundy's Supermarkets, Tranche B Term
                      Loan (d) (g)..............................        5.75%        02/21/21          434,005
                                                                                                  ------------
                   LEISURE - 1.5%
       1,825,000   Four Seasons Holdings Inc. Term Loan, Second
                      Lien (d) (g)..............................        6.25%        12/28/20        1,817,390
                                                                                                  ------------
                   SERVICES - 0.7%
         987,500   Caesars Growth Properties, LLC, Term
                      Loan B (g)......                                  6.25%        04/15/21          865,712
                                                                                                  ------------
                   TELECOMMUNICATIONS - 0.8%
         975,000   Fairpoint Communications, Inc., Term Loan (g)        7.50%        02/14/19          975,351
                                                                                                  ------------
                   UTILITY - 0.3%
         834,744   TXU (Texas Competitive Electric Holdings Co.
                      LLC) 2017 Term Loan (Extending) (g).......        4.67%        10/10/17          281,876
                                                                                                  ------------
                   TOTAL SENIOR FLOATING-RATE LOAN INTERESTS...................................      4,374,334
                   (Cost $5,156,068)                                                              ------------


Page 10                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

  SHARES/UNITS                                     DESCRIPTION                                       VALUE
----------------   ----------------------------------------------------------------------------   ------------
COMMON STOCKS - 2.0%
                   AUTOMOTIVE - 0.4%
          33,500   Ford Motor Co...............................................................   $    496,135
                                                                                                  ------------
                   BASIC INDUSTRY - 0.6%
          94,150   Cascades, Inc. (CAD)........................................................        671,060
                                                                                                  ------------
                   CAPITAL GOODS - 0.5%
          20,275   General Electric Co.........................................................        586,353
                                                                                                  ------------
                   ENERGY - 0.2%
               7   Thunderbird Resources Equity, Inc. (d) (h) (i)..............................        248,220
                                                                                                  ------------
                   UTILITY - 0.3%
          36,000   AES Corp....................................................................        394,200
                                                                                                  ------------
                   TOTAL COMMON STOCKS.........................................................      2,395,968
                   (Cost $2,824,785)                                                              ------------

MASTER LIMITED PARTNERSHIPS - 0.0%

                   ENERGY - 0.0%
           4,411   EV Energy Partners, L.P.....................................................         24,790
                   (Cost $144,188)                                                                ------------

PREFERRED SECURITIES - 0.0%

           4,000   Soloso CDO, Ltd., Series 2005-1 (c) (i) (j).................................          1,250
                   (Cost $0)                                                                      ------------


   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY        VALUE
----------------   ----------------------------------------------     ---------    ------------   ------------
STRUCTURED NOTES - 0.0%
$      5,750,000   Preferred Term Securities XXV, Ltd. (c) (i)..         (j)         06/22/37            1,797
                   Preferred Term Securities XXVI, Ltd.
       2,500,000      Subordinated Note (c) (i).................         (j)         09/22/37            3,125
                                                                                                  ------------
                   TOTAL STRUCTURED NOTES......................................................          4,922
                   (Cost $0)                                                                      ------------

                   TOTAL INVESTMENTS - 133.5%..................................................    159,276,252
                   (Cost $172,348,346) (k)
                   OUTSTANDING LOAN - (40.5%)..................................................    (48,350,000)
                   NET OTHER ASSETS AND LIABILITIES - 7.0%.....................................      8,369,777
                                                                                                  ------------
                   NET ASSETS - 100.0%.........................................................   $119,296,029
                                                                                                  ============


                      See Notes to Financial Statements                  Page 11

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015



(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at October 31, 2015.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(d) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Brookfield Investment Management Inc. ("Brookfield"), the Fund's sub-advisor.

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2015, securities noted as such amounted to $26,938,108 or 22.6% of net assets.

(f) This security is a Payment-in-Kind ("PIK") Toggle Note whereby the issuer may elect to pay interest in cash at the stated coupon or in PIK at 12.00%. For the year ended October 31, 2015, the Fund received $75,025 in PIK interest.

(g) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2015.

(h)   Non-income producing security.

(i) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2015, securities noted as such are valued at $254,392 or 0.2% of net assets.

(j)   Zero coupon security.

(k) Aggregate cost for federal income tax purposes is $185,233,816. As of October 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $25,957,564.

CAD   Canadian Dollar

CDO   Collateralized Debt Obligation

EUR   Euro

USD   United States Dollar


Page 12                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE
                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2015         PRICES           INPUTS           INPUTS
                                                       -------------    -------------    -------------    -------------
Corporate Bonds and Notes*.........................    $ 123,483,709    $          --    $ 123,483,709    $          --
Foreign Corporate Bonds and Notes*.................       13,606,241               --       13,606,241               --
Mortgage-Backed Securities:
   Collateralized Mortgage Obligations.............        8,137,625               --        8,137,625               --
   Commercial Mortgage-Backed Securities...........        1,210,392               --        1,210,392               --
Asset-Backed Securities............................        6,037,021               --        6,037,021               --
Senior Floating-Rate Loan Interests*...............        4,374,334               --        4,374,334               --
Common Stocks:
   Energy..........................................          248,220               --               --          248,220
   Other industry categories*......................        2,147,748        2,147,748               --               --
Master Limited Partnerships*.......................           24,790           24,790               --               --
Preferred Securities...............................            1,250               --               --            1,250
Structured Notes...................................            4,922               --               --            4,922
                                                       -------------    -------------    -------------    -------------
Total Investments..................................      159,276,252        2,172,538      156,849,322          254,392
Forward Foreign Currency Contracts**...............           82,559               --           82,559               --
                                                       -------------    -------------    -------------    -------------
Total..............................................    $ 159,358,811    $   2,172,538    $ 156,931,881         $254,392
                                                       =============    =============    =============    =============


                                                   LIABILITIES TABLE

                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2015         PRICES           INPUTS           INPUTS
                                                       -------------    -------------    -------------    -------------
Forward Foreign Currency Contracts**...............    $    (112,699)   $          --    $    (112,699)   $          --
                                                       =============    =============    =============    =============


*  See Portfolio of Investments for industry breakout.
** See the table of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of October 31, 2015, the Fund transferred a security valued at $248,220 from Level 2 to Level 3 of the fair value hierarchy. The security that transferred from Level 2 to Level 3 was held as a corporate bond at the end of the prior period and was restructured and converted to an equity during the current period. The security transferred levels as a result of being fair value priced by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended, and not from being priced using a valuation from an independent third-party pricing service.

The following provides information on the Level 3 equity held by the Fund that was valued at October 31, 2015 based on unobservable inputs.

                                                                                                   IMPACT TO
                                                                                                 VALUATION FROM
                 FAIR VALUE AT        VALUATION           UNOBSERVABLE                             AN INCREASE
ASSET TYPE         10/31/15           TECHNIQUE              INPUTS             AMOUNT             IN INPUT
----------       -------------        ---------------     -------------        --------         ---------------
Equity           $   248,220          Income Approach     Expected Life        20 years         Decrease
                                                          Discount Rate        10%              Decrease


                      See Notes to Financial Statements                  Page 13

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

Level 3 Structured Notes and Preferred Securities are valued using broker quotes. These values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing services prices by comparing sales prices of Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2014
   Preferred Securities                                 $   40,000
   Structured Notes                                            825
Net Realized Gain (Loss)                                        --
Net Change in Unrealized Appreciation/Depreciation
   Preferred Securities                                    (38,750)
   Structured Notes                                          4,097
Purchases                                                       --
Sales                                                           --
Transfers In
   Common Stocks                                           248,220
Transfers Out                                                   --
ENDING BALANCE AT OCTOBER 31, 2015
   Preferred Securities                                      1,250
   Structured Notes                                          4,922
   Common Stocks                                           248,220
                                                        ----------
Total Level 3 holdings                                  $  254,392
                                                        ==========

There was a net change of ($495,475) in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2015.

                                    FORWARD FOREIGN CURRENCY CONTRACTS
                            --------------------------------------------------
                                                                  PURCHASE             SALE           UNREALIZED
SETTLEMENT                      AMOUNT           AMOUNT         VALUE AS OF        VALUE AS OF       APPRECIATION
   DATE      COUNTERPARTY    PURCHASED (a)      SOLD (a)      OCTOBER 31, 2015   OCTOBER 31, 2015   (DEPRECIATION)
----------   ------------   ---------------  ---------------  ----------------   ----------------   --------------
11/09/15     BNYM           USD    498,547   CAD    605,465     $   498,547        $   463,007        $   35,540
11/09/15     BNYM           USD  2,020,187   EUR  1,794,143       2,020,187          1,973,168            47,019
11/09/15     BNYM           EUR  1,794,143   USD  2,085,867       1,973,168          2,085,867          (112,699)
                                                                                                    ------------
Net unrealized appreciation (depreciation)......................................................    $    (30,140)
                                                                                                    ============

(a)   Please see Portfolio of Investments for currency description.

Counterparty Abbreviations:

   BNYM   Bank of New York Mellon


Page 14                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2015

ASSETS:
Investments, at value
   (Cost $172,348,346).............................................................................  $ 159,276,252
Cash...............................................................................................      5,863,980
Foreign currency (Cost $44,529)....................................................................         41,270
Unrealized appreciation on forward foreign currency contracts......................................         82,559
Receivables:
   Interest........................................................................................      2,805,337
   Dividends.......................................................................................          8,625
Prepaid expenses...................................................................................          6,830
                                                                                                     -------------
   Total Assets....................................................................................    168,084,853
                                                                                                     -------------
LIABILITIES:
Outstanding loan...................................................................................     48,350,000
Unrealized depreciation on forward foreign currency contracts......................................        112,699
Payables:
   Investment advisory fees........................................................................        127,650
   Audit and tax fees..............................................................................         70,200
   Common Shares repurchased.......................................................................         45,932
   Administrative fees.............................................................................         39,460
   Printing fees...................................................................................         22,029
   Interest and fees on loan.......................................................................          6,800
   Custodian fees..................................................................................          6,094
   Transfer agent fees.............................................................................          3,818
   Trustees' fees and expenses.....................................................................          1,475
   Legal fees......................................................................................            866
   Financial reporting fees........................................................................            771
Other liabilities..................................................................................          1,030
                                                                                                     -------------
   Total Liabilities...............................................................................     48,788,824
                                                                                                     -------------
NET ASSETS.........................................................................................  $ 119,296,029
                                                                                                     =============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................  $ 186,931,468
Par value..........................................................................................         84,321
Accumulated net investment income (loss)...........................................................      1,372,022
Accumulated net realized gain (loss) on investments, forward foreign currency
  contracts and foreign currency transactions......................................................    (55,986,289)
Net unrealized appreciation (depreciation) on investments, forward foreign
currency contracts and foreign currency translation................................................    (13,105,493)
                                                                                                     -------------
NET ASSETS.........................................................................................  $ 119,296,029
                                                                                                     =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................  $       14.15
                                                                                                     =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........      8,432,081
                                                                                                     =============


                      See Notes to Financial Statements                  Page 15

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2015

INVESTMENT INCOME:
Interest...........................................................................................  $  13,216,094
Dividends (net of foreign withholding tax of $1,834)...............................................         39,472
Other..............................................................................................        106,007
                                                                                                     -------------
   Total investment income.........................................................................     13,361,573
                                                                                                     -------------
EXPENSES:
Investment advisory fees...........................................................................      1,654,751
Interest and fees on loan..........................................................................        856,460
Administrative fees................................................................................         97,720
Audit and tax fees.................................................................................         71,790
Printing fees......................................................................................         63,466
Transfer agent fees................................................................................         37,423
Custodian fees.....................................................................................         25,314
Trustees' fees and expenses........................................................................         17,572
Financial reporting fees...........................................................................          9,250
Legal fees.........................................................................................          3,241
Other..............................................................................................         71,952
                                                                                                     -------------
   Total expenses..................................................................................      2,908,939
                                                                                                     -------------
NET INVESTMENT INCOME (LOSS).......................................................................     10,452,634
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.....................................................................................     (1,423,046)
   Forward foreign currency contracts..............................................................        529,068
   Foreign currency transactions...................................................................       (554,177)
                                                                                                     -------------
Net realized gain (loss)...........................................................................     (1,448,155)
                                                                                                     -------------
Net change in unrealized appreciation (depreciation) on:
   Investments.....................................................................................    (18,355,428)
   Forward foreign currency contracts..............................................................       (267,330)
   Foreign currency translation....................................................................          3,617
                                                                                                     -------------
Net change in unrealized appreciation (depreciation)...............................................    (18,619,141)
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................    (20,067,296)
                                                                                                     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................................  $ (9,614,662)
                                                                                                     =============


Page 16                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR             YEAR
                                                                                             ENDED            ENDED
                                                                                          10/31/2015       10/31/2014
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss)........................................................    $   10,452,634   $   11,670,244
Net realized gain (loss)............................................................        (1,448,155)      (1,230,195)
Net change in unrealized appreciation (depreciation)................................       (18,619,141)      (5,760,646)
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations.....................        (9,614,662)       4,679,403
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (9,735,535)     (10,063,829)
Return of capital...................................................................        (1,768,527)      (2,116,942)
                                                                                        --------------   --------------
Total distributions to shareholders.................................................       (11,504,062)     (12,180,771)
                                                                                        --------------   --------------
CAPITAL TRANSACTIONS:
Repurchase of Common Shares.........................................................          (322,116)              --
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from capital transactions...........          (322,116)              --
                                                                                        --------------   --------------
Total increase (decrease) in net assets.............................................       (21,440,840)      (7,501,368)
NET ASSETS:
Beginning of period.................................................................       140,736,869      148,238,237
                                                                                        --------------   --------------
End of period.......................................................................    $  119,296,029   $  140,736,869
                                                                                        ==============   ==============
Accumulated net investment income (loss) at end of period...........................    $    1,372,022   $    7,880,267
                                                                                        ==============   ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period................................................         8,458,869        8,458,869
Common Shares repurchased*..........................................................           (26,788)              --
                                                                                        --------------   --------------
Common Shares at end of period......................................................         8,432,081        8,458,869
                                                                                        ==============   ==============

* On September 15, 2015, the Fund commenced a Share Repurchase Program. The program will continue until the earlier of (i) the repurchase of 422,943 common shares, or (ii) six months from implementation of the Fund's Share Repurchase Program. Since September 15, 2015, the Fund repurchased 26,788 of its shares at a weighted-average discount of 14.92% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 396,155 common shares (for an aggregate of 422,943), or (ii) March 15, 2016.


                      See Notes to Financial Statements                  Page 17

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................        $   (9,614,662)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................           (53,921,227)
      Sales, maturities and paydowns of investments.............................            69,540,991
      Net amortization/accretion of premiums/discounts on investments...........              (176,142)
      Net realized gain/loss on investments.....................................             1,423,046
      Net change in unrealized appreciation/depreciation on forward foreign
          currency contracts ...................................................               267,330
      Net change in unrealized appreciation/depreciation on investments.........            18,355,428
Changes in assets and liabilities:
      Decrease in interest receivable...........................................               586,290
      Decrease in dividends receivable..........................................                45,328
      Decrease in prepaid expenses..............................................                   638
      Decrease in interest and fees on loan payable.............................                  (546)
      Decrease in investment advisory fees payable..............................               (24,309)
      Decrease in legal fees payable............................................                (2,810)
      Increase in printing fees payable.........................................                 1,014
      Increase in administrative fees payable...................................                13,988
      Increase in custodian fees payable........................................                    29
      Decrease in transfer agent fees payable...................................                (2,525)
      Decrease in Trustees' fees and expenses payable...........................                   (40)
      Increase in other liabilities payable.....................................                   243
                                                                                        --------------
Cash provided by operating activities...........................................                         $   26,492,064
                                                                                                         --------------
Cash flows from financing activities:
      Repurchase of Common Shares...............................................              (276,184)
      Distributions to Common Shareholders from net investment income...........            (9,735,535)
      Distributions to Common Shareholders from return of capital...............            (1,768,527)
      Repayment of borrowing....................................................           (10,500,000)
                                                                                        --------------
Cash used in financing activities...............................................                            (22,280,246)
                                                                                                         --------------
Increase in cash and foreign currency (a).......................................                              4,211,818
Cash and foreign currency at beginning of period................................                              1,693,432
                                                                                                         --------------
Cash and foreign currency at end of period......................................                         $    5,905,250
                                                                                                         ==============

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees...............................                         $      857,006
                                                                                                         ==============

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of ($2,214).


Page 18                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             Year Ended October 31,
                                               ---------------------------------------------------------------------------------
                                                    2015             2014            2013             2012              2011
                                               --------------   --------------  --------------   --------------   --------------
Net asset value, beginning of period........     $    16.64       $    17.52      $    17.06       $    16.17       $    15.87
                                                 ----------       ----------      ----------       ----------       ----------
Income from investment operations:
Net investment income (loss)................           1.24             1.38            1.48             1.52             0.59
Net realized and unrealized gain (loss).....          (2.38)           (0.82)           0.43             0.90             0.32
                                                 ----------       ----------      ----------       ----------       ----------
Total from investment operations............          (1.14)            0.56            1.91             2.42             0.91
                                                 ----------       ----------      ----------       ----------       ----------
Distributions paid to shareholders from:
Net investment income.......................          (1.15)           (1.19)          (0.66)           (0.61)           (0.54)
Return of capital...........................          (0.21)           (0.25)          (0.79)           (0.94)           (0.07)
                                                 ----------       ----------      ----------       ----------       ----------
Total distributions to Common
   Shareholders.............................          (1.36)           (1.44)          (1.45)           (1.55)           (0.61)
                                                 ----------       ----------      ----------       ----------       ----------
Premiums from shares sold in Common Share
   offering.................................             --               --            0.00(c)          0.02               --
Common Share repurchases....................           0.01               --              --               --               --
                                                 ----------       ----------      ----------       ----------       ----------
Net asset value, end of period..............     $    14.15       $    16.64      $    17.52       $    17.06       $    16.17
                                                 ==========       ==========      ==========       ==========       ==========
Market value, end of period.................     $    12.21       $    15.60      $    15.97       $    17.69       $    14.51
                                                 ==========       ==========      ==========       ==========       ==========
Total return based on net asset value (a)...          (6.04)%           4.03%          12.19%           16.11%           13.60%
                                                 ==========       ==========      ==========       ==========       ==========
Total return based on market value (a)......         (13.52)%           6.99%          (1.38)%          34.16%           11.64%
                                                 ==========       ==========      ==========       ==========       ==========

----------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..           $  119,296       $  140,737      $  148,238       $  144,205       $  131,109
Ratio of total expenses to average net assets          2.23%            2.34%           2.22%            2.52%            2.35%
Ratio of total expenses to average net assets
   excluding interest expense.........                 1.57%            1.77%           1.71%            1.93%            1.93%
Ratio of net investment income (loss) to
   average net assets.................                 8.01%            8.00%           8.55%            9.52%            9.65%
Portfolio turnover rate...............                   30%              28%             27%              33%              49%
INDEBTEDNESS:
Total loan outstanding (in 000's).....           $   48,350       $   58,850      $   55,400       $   54,400       $   54,400
Asset coverage per $1,000 of
   indebtedness (b)...................           $    3,467       $    3,391      $    3,676       $    3,651       $    3,410

----------------------------------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

(c)  Amount represents less than $0.01 per share.


                      See Notes to Financial Statements                  Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2015


                                1. ORGANIZATION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FHY" on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at their mean of the most recent bid and the asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2015


      The Senior Floating-Rate Loan interests ("Senior Loans")1 held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from current quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the borrower/issuer;

      5) the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

     12)    the borrower's/issuer's competitive position within the industry;

     13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors.

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2015


The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2015, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2015, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2015


                                                                                                                            % OF
                                                    ACQUISITION         PRINCIPAL             CARRYING                       NET
SECURITY                                                DATE          VALUE/SHARES   PRICE     COST         VALUE          ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Chester Downs & Marina LLC, 02/01/20             04/11/13, 04/17/13   $  1,950,000   $  76    $ 1,910,126   $ 1,472,250    1.23%

Jurassic Holdings III, 02/15/21                  01/24/14, 09/02/14   $    950,000      73        974,247       688,750    0.58

LBC Tank Terminals Holding Netherlands
   BV, 05/15/23                                       09/03/14        $  1,800,000     103      1,920,211     1,854,000    1.55

Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                              03/27/07        $  5,750,000    0.00*            --     1,7970.00    0.00 **

Preferred Term Securities XXVI, Ltd.
   Subordinated Note, Zero Coupon, 09/22/37           06/06/07        $  2,500,000    0.00*            --     3,1250.00    0.00 **

Roundy's Supermarkets, Inc., 12/15/20            12/13/13-03/11/14    $  1,900,000      56      1,991,479     1,068,750    0.90

Soloso CDO, Ltd., Series 2005-1                       04/24/06               4,000    0.31             --     1,2500.00    0.00 **

Watco Cos. LLC/Watco Finance Corp., 04/01/23     03/31/15-04/08/15    $  1,800,000     101      1,814,756     1,809,000    1.52
                                                                                              -----------   -----------    ----
                                                                                              $ 6,810,819   $ 6,898,922    5.78%
                                                                                              ===========   ===========    ====
*  Amount is less than $0.01.
** Amount is less than 0.01%.


D. COLLATERALIZED DEBT OBLIGATIONS

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

E. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

F. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2015


currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2015, primarily as a result of differing book/tax treatment on recognition of amortization/accretion on portfolio holdings, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $7,225,344, an increase in accumulated net realized gain (loss) on investments of $7,362,195, and a decrease in paid-in capital of $136,851. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 was as follows:

Distributions paid from:                               2015           2014
Ordinary income.................................   $  9,735,535   $ 10,063,829
Capital gain....................................             --             --
Return of capital...............................      1,768,527      2,116,942

As of October 31, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................   $         --
Undistributed capital gains.....................             --
                                                   ------------
Total undistributed earnings....................             --
Accumulated capital and other losses............    (41,705,880)
Net unrealized appreciation (depreciation)......    (25,960,824)
                                                   ------------
Total accumulated earnings (losses).............    (67,666,704)
Other...........................................        (53,056)
Paid-in capital.................................    187,015,789
                                                   ------------
Net assets......................................   $119,296,029
                                                   ============

H. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2015, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to Fund shareholders.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2015


        CAPITAL LOSS          CAPITAL LOSS          CAPITAL LOSS
         AVAILABLE             AVAILABLE             AVAILABLE           POST EFFECTIVE -         TOTAL CAPITAL
        THROUGH 2017          THROUGH 2018          THROUGH 2019          NO EXPIRATION          LOSS AVAILABLE
       --------------        --------------        --------------        ----------------        ---------------
       $   5,621,803         $   15,342,938        $   7,053,888         $   13,687,251          $   41,705,880

Of these losses, $27,984,014 is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $4,318,194 per year.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of October 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2015, were $53,921,227 and $69,540,991, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                OCTOBER 31, 2015


                          5. DERIVATIVES TRANSACTIONS

The following table presents the type of derivative held by the Fund at October 31, 2015, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                               ASSET DERIVATIVES                    LIABILITY DERIVATIVES
                                     ---------------------------------      ---------------------------------
DERIVATIVE                            STATEMENT OF ASSETS AND                STATEMENT OF ASSETS AND
INSTRUMENT           RISK EXPOSURE      LIABILITIES LOCATION     VALUE         LIABILITIES LOCATION     VALUE
------------------  ---------------  --------------------------  -----      --------------------------  -----
                                     Unrealized appreciation on             Unrealized depreciation on
Forward foreign                      forward foreign currency               forward foreign currency
currency contracts  Currency Risk    contracts                   $  82,559  contracts                   $  112,669

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended October 31, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
Currency Risk Exposure
Net realized gain (loss) on forward foreign
   currency contracts                                              $    256,858
Net change in unrealized appreciation (depreciation) on
   forward foreign currency contracts                                  (267,330)

During the year ended October 31, 2015, the notional values of forward foreign currency contracts opened and closed were $7,353,388 and $6,198,550, respectively.

The Fund does not have the right to offset financial assets and financials liabilities related to forward foreign currency contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $66,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. Effective July 24, 2013, $13,850,000 of the commitment was converted to fixed-rate financing of 2.79% for a seven-year period. The borrowing rate on the floating-rate financing amount is equal to 1-month LIBOR plus 70 basis points. Under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the year ended October 31, 2015 was $53,326,713 with a weighted average interest rate of 1.38%. As of October 31, 2015, the Fund had outstanding borrowings of $48,350,000 under this committed facility agreement. On the floating-rate financing amount, the high and low annual interest rates for the year ended October 31, 2015 were 0.92% and 0.85%, respectively. The weighted average interest rate at October 31, 2015 was 1.43%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 19, 2015, the Fund declared a distribution of $0.11 per share to Common Shareholders of record on December 3, 2015, payable December 10, 2015.

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Fund, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Fund, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST STRATEGIC HIGH INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic High Income Fund II (the "Fund"), including the portfolio of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the Fund's custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Strategic High Income Fund II as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.


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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 29, 2015, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS, and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Strategic High Income Fund II as the Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2018. The number of votes cast in favor of Mr. Erickson was 7,013,790, the number of votes withheld was 287,582 and the number of broker non-votes was 1,157,497. The number of votes cast in favor of Mr. Kadlec was 7,013,400, the number of votes withheld was 287,972 and the number of broker non-votes was 1,157,497. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2015, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

RESIDENTIAL MORTGAGE-BACKED SECURITIES RISK: MBS's may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS's at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS's may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS's may


                                                                         Page 29


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2015 (UNAUDITED)


also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS's are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in MBS's which are interest-only securities ("IO") and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO will fall and the value of an IO security will rise. In addition to the foregoing, residential MBS's are subject to additional risks, including, but not limited to: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally; (ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underling a residential MBS, unscheduled or early payments of principal and interest may shorten the security's effective maturity and prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Sub-Advisor focuses the Fund's investments on securities that they believe are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities; the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.


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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2015 (UNAUDITED)


LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund previously leveraged its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FOREIGN SECURITIES RISK: The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:
(i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Strategic High Income Fund II (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Brookfield Investment Management Inc. (the "Sub-Advisor"), at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged to a peer group of funds selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"); expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.


                                                                         Page 31


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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2015 (UNAUDITED)


In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board considered the significant asset growth of the First Trust Fund Complex and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other closed-end funds it manages, noting that the Fund's sub-advisory fee rate is lower than the advisory fee rates charged by the Sub-Advisor to the other funds it manages. In addition, the Board reviewed data prepared by MPI showing the advisory fee and expense ratio of the Fund as compared to the advisory fees and expense ratios of the MPI Peer Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iii) only one peer fund employs an advisor/sub-advisor management structure; and (iv) most of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's advisory fee, based on average net assets, was above the median of the MPI Peer Group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by MPI comparing the Fund's performance for periods ended December 31, 2014 to the performance of the MPI Peer Group and to two benchmark indexes. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered data from MPI on the Fund's annual distribution rate as of December 31, 2014 as compared to the MPI Peer Group and the Fund's leverage costs versus the leverage costs of applicable funds in the MPI Peer Group. The Board considered information provided by the Advisor on the Fund's leverage as well, including that leverage was accretive to the Fund's total return in 2014. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount over the same period of a peer group selected by the Advisor, as well as data on the average premium/discount for 2014 for the funds in the MPI Peer Group, and considered factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized


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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2015 (UNAUDITED)


by the Advisor in connection with the management of the Fund were not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board noted the Sub-Advisor's expenses in providing investment services to the Fund and considered the Sub-Advisor's statement that it does not expect economies of scale to be present in connection with its provision of services to the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor with respect to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the estimated profitability of the Sub-Advisory Agreement appeared to be not unreasonable in light of the services provided to the Fund. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not anticipate any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.


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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2015 (UNAUDITED)


The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,             TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF                PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
   POSITION WITH THE FUND           SERVICE(2)                  DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term    Physician; President, Wheaton Orthopedics;       117         None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception    Limited Partnership; Member,
  Suite 400                                          Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term    President (March 2010 to Present), Senior        117         Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 E. Liberty Drive,           o Since Inception    (May 2007 to March 2010), ADM                                Inc., ADM
  Suite 400                                          Investor Services, Inc. (Futures                             Investor Services
Wheaton, IL 60187                                    Commission Merchant)                                         International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term    President (2003 to Present),                     117         Director of
c/o First Trust Advisors L.P.                        Hibs Enterprises (Financial and                              Trust Company
120 E. Liberty Drive,           o Since Inception    Management Consulting)                                       of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term    Managing Director and Chief Operating            117         Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                    Covenant
120 East Liberty Drive,         o Since Inception    Harapan Educational Foundation                               Transport, Inc.
  Suite 400                                          (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                    President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                        (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products and
                                                     Services); President and Chief Executive
                                                     Officer (June 2012 to September 2014), Dew
                                                     Learning LLC (Educational Products and
                                                     Services); President (June 2002 to June 2012),
                                                     Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and  o Indefinite Term    Chief Executive Officer (December 2010           117         None
Chairman of the Board                                to Present), President (until December
120 E. Liberty Drive,           o Since Inception    2010), First Trust Advisors L.P. and First
  Suite 400                                          Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                    Board of Directors, BondWave LLC
D.O.B.: 09/55                                        (Software Development Company/
                                                     Investment Advisor) and Stonebridge
                                                     Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust. (2) Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------


                        FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                  OCTOBER 31, 2015 (UNAUDITED)

    NAME, ADDRESS       POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH           WITH FUND              LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o Since January 2012      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term         Controller (January 2011 to Present),
120 E. Liberty Drive,   Officer and Chief                                      Senior Vice President (April 2007 to
   Suite 400            Accounting Officer           o Since January 2012      Present), First Trust Advisors L.P.
Wheaton, IL 60187                                                              and First Trust Portfolios L.P.
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o Indefinite Term         General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary and General
   Suite 400                                         o Since Inception         Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                              Company/Investment Advisor) and Secretary,
D.O.B.: 05/60                                                                  Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o Since Inception         First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term         Deputy General Counsel, First Trust
120 E. Liberty Drive,   and Assistant Secretary                                Advisors L.P. and First Trust Portfolios L.P.
   Suite 400                                         o Chief Compliance
Wheaton, IL 60187                                      Officer since
D.O.B.: 12/66                                          January 2011

                                                     o Assistant Secretary
                                                       since Fund Inception

-----------------------------

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                          OCTOBER 31, 2015 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $65,000 for the fiscal year ended October 31, 2014 and $65,000 for the fiscal year ended October 31, 2015.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

      Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2014 and $5,200 for the fiscal year ended October 31, 2015. These fees were for tax return preparation and review.

      Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

      All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2015.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2014 were $5,200 for the Registrant and $43,500 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2015 were $5,200 for the Registrant and $12,500 for the Registrant's investment adviser.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of December 24, 2015.

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor.

Dana E. Erikson, CFA, Managing Director

Mr. Erikson is a co-portfolio manager of the registrant responsible for the day-to-day management of the portfolio. He is responsible for security analysis, trading and the overall management of the portfolio's exposures.

Anthony Breaks, CFA, Director

Mr. Breaks is a co-portfolio manager responsible for the day-to-day management of the portfolio. He is responsible for security analysis, trading and the overall management of the portfolio's exposures.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST


Information provided as of October 31, 2015.

                                                                                                    # of Accounts     Total Assets
                                                                         Total                    Managed for which     for which
                                                                                                   Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts                    Based on        is Based on
          Team Member                    Type of Accounts*              Managed     Total Assets     Performance       Performance
          -----------                    -----------------              -------     ------------  ------------------  -------------
1.  Dana Erikson                 Registered Investment Companies:          1           $214M              0                $0
                                 Other Pooled Investment Vehicles:         1            $50M              1                $0
                                 Other Accounts:                           7           $240M              0                $0

2.  Anthony Breaks               Registered Investment Companies:          0             $0               0                $0
                                 Other Pooled Investment Vehicles:         1            $46M              0                $0
                                 Other Accounts:                           3           $485M              0                $0

PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Brookfield Investment Management Inc. ("Brookfield") has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for it and the individuals that it employs. For example,

Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2015.

Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company, Brookfield Asset Management Inc. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of each Portfolio Manager and other investment professionals has four primary components:

      o     A base salary;

      o     An annual cash bonus;

      o If applicable, long-term compensation consisting of restricted stock units or stock options of the Investment Adviser's ultimate parent company, Brookfield Asset Management, Inc. and

      o If applicable, long term compensation consisting of restricted stock units in private funds managed by the investment professional

Each Portfolio Manager also receives certain retirement, insurance, and other benefits that are broadly available to all employees. Compensation of each Portfolio Manager is reviewed on an annual basis by senior management.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2015.

                              Dollar Range of Fund Shares
        Name                      Beneficially Owned

        Dana Erikson                      $0
        Anthony Breaks                    $0


(B)   Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                             REGISTRANT PURCHASES OF EQUITY SECURITIES

                 (a) TOTAL                     (c) TOTAL NUMBER OF        (d) MAXIMUM NUMBER (OR
                 NUMBER OF     (b) AVERAGE      SHARES (OR UNITS)      APPROXIMATE DOLLAR VALUE) OF
                SHARES (OR    PRICE PAID PER   PURCHASED AS PART OF   SHARES (OR UNITS) THAT MAY YET
                  UNITS)        SHARE (OR       PUBLICLY ANNOUNCED     BE PURCHASED UNDER THE PLANS
   PERIOD        PURCHASED        UNIT)         PLANS OR PROGRAMS              OR PROGRAMS
----------------------------------------------------------------------------------------------------
Month #1
(09/01/2015 -
09/31/2015)          0               0                  0                        422,943
----------------------------------------------------------------------------------------------------
Month #2
(10/01/2015 -      26,788        $12.0246             26,788                   396,155,106
10/31/2015)
----------------------------------------------------------------------------------------------------
Total              26,788        $12.0246             26,788                   396,155,106
----------------------------------------------------------------------------------------------------

      On September 15, 2015, the Registrant commenced a share repurchase program. The program will continue until the earlier of (i) the repurchase of 422,943 common shares, or (ii) six months from implementation of the registrant's share repurchase program. For the reporting period, the Registrant repurchased 26,788 of its shares at a weighted average discount of 14.92% from net asset value per share. The Registrant expects to continue to repurchase its outstanding shares until the earlier of (the repurchase of an additional 396,155 common shares (for an aggregate of 422,943), of (ii) March 15, 2016.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       First Trust Strategic High Income Fund II
             -----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 22, 2015
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 22, 2015
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 22, 2015
     --------------------

* Print the name and title of each signing officer under his or her signature.